SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                   OF THE SECURITIES AND EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported) November 14, 2003
                                                        -----------------


                          LYNCH INTERACTIVE CORPORATION
                          -----------------------------

             (Exact Name of Registrant as Specified in its Charter)



     Delaware                       1-15097                        06-1458056
     --------                       -------                        ----------

(State or other                 (Commission File                  (IRS Employer
Jurisdiction of                     Number)                      Identification)
Incorporation)




            401 Theodore Fremd Avenue Rye, New York       10580
            ---------------------------------------       -----

               (Address of Principal Executive Offices) (Zip Code)



        Registrant's Telephone Number, Including Area Code: 914-921-8821
                                                            ------------


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ITEM 4. Changes in Registrant's Certifying Accountants.
        ----------------------------------------------

     Following the completion of its review of the condensed consolidated financial statements of Lynch Interactive Corporation (the "Company") for the quarter ended September 30, 2003, on November 14, 2003, Ernst & Young LLP ("Ernst & Young") notified the Company of its resignation as the Company's independent auditor. Ernst & Young's decision was based, in part, on the existence of pending litigation initiated by Morgan Group Holding Co., an entity that was created through a spin-off from the Company. Morgan Group Holding Co. sued Ernst & Young in its capacity as the independent auditor of The Morgan Group, Inc., a public company in which Morgan Group Holding Co. had a majority interest.

     The Company expects to appoint a new independent auditor during the fourth quarter of 2003.

     The reports of Ernst & Young, the Company's principal auditor, on the Company's consolidated financial statements for the past two fiscal years (which reports were based on the work of Siepert & Co., L.L.P. insofar as it relates to the amounts included in the consolidated financial statements for the following subsidiaries of the Company: Cuba City Telephone Exchange Company and Belmont Telephone Company in 2002 and 2001, Upper Peninsula Telephone Company in 2002 and Lynch Michigan Telephone Holding Corporation in 2001) did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

     In connection with the audits of the Company's financial statements for each of the two most recent fiscal years and in the subsequent interim period through November 14, 2003, there were no disagreements with Ernst & Young on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Ernst & Young, would have caused Ernst & Young to make reference to the subject matter of the disagreements in connection with its reports. There were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K.

     The Company provided Ernst & Young with a copy of the foregoing disclosures. Attached, as Exhibit 16.1, is a copy of Ernst & Young's letter, dated November 21, 2003, stating its agreement with such statements except with respect to the second paragraph above for which it has no basis to agree or disagree.

ITEM 7. Financial Statements and Exhibits.
         ---------------------------------

          (c)  Exhibits.

          16.1 Letter from Ernst & Young LLP to the Securities and Exchange Commission dated November 21, 2003.


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                                    SIGNATURE

     Pursuant to requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        LYNCH INTERACTIVE CORPORATION


                                        /s/ Robert E. Dolan
                                        -------------------
                                        Robert E. Dolan
                                        Chief Financial Officer




Date: November 21, 2003


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                                  EXHIBIT INDEX

Exhibit 16.1-- Letter from Ernst & Young LLP to the Securities and Exchange Commission dated November 21, 2003.